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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: December 13, 2000
                        (DATE OF EARLIEST EVENT REPORTED)



                           THOMAS & BETTS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        Tennessee                                              1-4682
(STATE OR OTHER JURISDICTION                          (COMMISSION FILE NUMBER)
     OF INCORPORATION)

                                   22-1326940
                        (IRS EMPLOYER IDENTIFICATION NO.)


         8155 T&B Boulevard
         Memphis, Tennessee                                   38125
        (ADDRESS OF PRINCIPAL                               (ZIP CODE)
         EXECUTIVE OFFICES)



               Registrant's Telephone Number, Including Area Code:
                                 (901) 252-8000



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ITEM 5. OTHER EVENTS

     On December 13, 2000, Thomas & Betts Corporation (the "Registrant") commented, by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, on the downgrade of its corporate credit rating by Standard & Poor's.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     20   Press Release of the Registrant dated December 13, 2000.



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                                    SIGNATURE


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Thomas & Betts Corporation
                                   (Registrant)




                                   By: /s/ John P. Murphy
                                      -----------------------------------------
                                           John P. Murphy
                                   Title: Senior Vice President-Chief Financial Officer



Date: December 13, 2000



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                                  EXHIBIT INDEX

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

   Exhibit        Description of Exhibits
   -------        -----------------------

     20           Press Release of Registrant dated December 13, 2000.
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